SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 25, 2009

GLOBECOMM SYSTEMS INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-22839 (COMMISSION FILE NUMBER)	11-3225567 (I.R.S. EMPLOYER IDENTIFICATION NO.)
45 Oser Avenue
Hauppauge, New York 11788
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(631) 231-9800
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 25, 2009, the Board of Directors of the Globecomm Systems Inc. (the “Company”) approved the appointment of Keith Hall, age 40, as President and Chief Operating Officer of the Company effective July 1, 2009.
     Mr. Hall has served as Senior Vice President and General Manager of Globecomm Network Services since June 2008 and, prior to that time, he served as Vice President and General Manager of Globecomm Network Services Corporation from 2003 to June 2008. He served as Senior Director of Project Management of Globecomm Network Services Corporation from 2000 to 2003. From 1996 to 1999 he was employed by Globecomm Systems as a Senior Project Engineer. Mr. Hall holds a B.S.E.E. from Auburn University and an MBA from Dowling College. A copy of the press release announcing Mr. Hall’s appointment is attached as Exhibit 99.1 to this report.
     Mr. Hall’s employment agreement, dated as of June 30, 2008, was filed as Exhibit 10.23 to the Company’s Annual Report on Form 10-K, for the year ended June 30, 2008 and an amendment thereto, dated as of January 21, 2009, was filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed with the Securities Exchange Commission on January 27, 2009, and each is incorporated by reference herein.
     Mr. Hall has not been elected to the Company’s Board of Directors and has not held any directorships with any other companies. Mr. Hall does not have any family relationships with any director, executive officer, or person nominated to be chosen by the Company to become a director or executive officer and has not been directly or indirectly involved in any transaction, proposed transaction, or series of similar transactions with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated as of June 30, 2008, by and between Keith Hall and the Company, as amended (incorporated herein by reference to Exhibit 10.23 of the Company’s Annual Report on Form 10-K, for the year ended June 30, 2008).

10.2	Amendment to Employment Agreement, dated as of January 21, 2009, by and between Keith Hall and the Company (incorporated herein by reference to Exhibit 10.8 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 27, 2009).

99.1	Press Release, dated June 30, 2009, reporting the appointment of Keith Hall as President and Chief Operating Officer of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Globecomm Systems Inc.
(Registrant)

By:	/s/ Andrew C. Melfi
	Name:	Andrew C. Melfi
	Title:	Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
Dated: June 30, 2009